GRAND PRIX FUNDS, INC.

     Supplement to Prospectus Dated February 26, 1999, as previously supplemented on March 3 and 9, and June 8, 1999

Distributor, Transfer Agent, Administrator and Custodian.

     Effective July 13, 1999, the Fund's distributor will be T.O. Richardson Securities, Inc., 2 Bridgewater
Road, Farmington, Connecticut 06032-2256, a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

     Effective July 19, 1999, the Fund's transfer agent will be Firstar Mutual Fund Services, LLC ("Firstar"),
615 East Michigan Street, Milwaukee, Wisconsin 53202.

     Effective August 2, 1999, the Fund's administrator will be Firstar and the Fund's custodian will be Firstar Bank Milwaukee, N.A., 777 East Wisconsin
Avenue, Milwaukee, Wisconsin 53202.

Opening an Account by Mail.

     Beginning July 19, 1999, your completed Purchase Application should be mailed to:

          Grand Prix Funds, Inc.
          P.O. Box 701
          Milwaukee, WI 53201-0701

     To purchase shares by overnight or express mail, please use the following street address:

          Grand Prix Funds, Inc.
          c/o Firstar Mutual Fund Services, LLC
          Third Floor
          615 East Michigan Street
          Milwaukee, WI 53202

Opening an Account by Wire.

     Beginning August 2, 1999, funds should be wired as follows:

          Firstar Bank Milwaukee, N.A.
          A.B.A. Number:  07500022
          For credit to:  Firstar Mutual Fund Services, LLC
          Account Number:  112-952-137
          For further credit to:  Grand Prix Funds, Inc.
          (investor account number)
          (name or account registration)

          (social security or taxpayer identification number)

     This information supplements and to the extent applicable supersedes the information contained on pages 10-17 and pages 22-23 of the Prospectus.



The date of this Prospectus Supplement is July 1, 1999.